SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549




                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): April 3, 2001


                           VARI-L COMPANY, INC.
          (Exact Name of Registrant as Specified in its Charter)



      COLORADO                 0-23866                 06-0678347
(State of Incorporation)   (Commission File         (IRS Employer ID
                               Number)                  Number)


                            4895 Peoria Street
                          Denver, Colorado 80239
                 (Address of Principal Executive Offices)




                              (303) 371-1560
                      (Registrant's Telephone Number,
                           including Area Code)





ITEM 5.  OTHER EVENTS

     On April 3, 2001, Vari-L Company, Inc. issued the press release attached hereto as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)     None

  (b)     None

  (c)     Exhibits

          10.1 Deferral and Waiver Agreement with Bank One, Colorado N.A. dated March 31, 2001
          99.1   Press Release dated April 3, 2001


Date:  April 4, 2001               VARI-L COMPANY, INC.



                                   By:/s/Richard P. Dutkiewicz
                                      Richard P. Dutkiewicz,
                                      Vice President of Finance and
                                      Chief Financial Officer